UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 9, 2012

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.           OTHER EVENTS

As previously reported, the Board of Directors approved the granting of 25,500 restricted stock units to each of our non-employee directors under our 2004 Equity Incentive Plan as part of the director’s compensation for services as a board member.  On February 9, 2012, the Board of Directors corrected an administrative error in the vesting schedule for those restricted stock units.  As corrected, one third of each director’s restricted stock units will vest each year on January 7 over a three year period, commencing on January 7, 2013, subject to each director’s continued service with us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 14, 2012	/s/ Scott M. Colosi
Scott M. Colosi
President